                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-12


                            Hines Horticulture, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

            -------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:

            -------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            -------------------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:

            -------------------------------------------------------------------

        (5) Total fee paid:

            -------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:

            -------------------------------------------------------------------

       (2)  Form, Schedule or Registration Statement No.:

            -------------------------------------------------------------------

       (3)  Filing Party:

            -------------------------------------------------------------------

       (4)  Date Filed:

            -------------------------------------------------------------------

                            HINES HORTICULTURE, INC.

                               12621 Jeffrey Road
                                Irvine, CA 92620

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             Date:  May 27, 2004
                             Time:  9:00 A.M., Pacific Daylight Time
                             Place: 12621 Jeffrey Road
                                    Irvine, CA 92620

To Our Stockholders:

         We invite you to attend our Annual Meeting of Stockholders for the following purposes:

         1. To elect seven directors to serve until the next annual meeting and until their successors have been elected and qualified; and

         2. To ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants for the 2004 fiscal year; and

         3. To transact such other business that may properly come before the meeting.

             YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
                        VOTE FOR EACH OF THESE PROPOSALS.

         If you were a stockholder of record at the close of business on April 16, 2004, you may vote at the Annual Meeting.

         Your vote is important whether or not you plan to attend the Annual Meeting in person, and regardless of the number of shares you own, please complete, sign, date and return the enclosed proxy card promptly in the enclosed envelope. This will ensure that your shares are voted as you wish and that a quorum will be present.

                                        By order of the Board of Directors,

                                        /s/ Claudia M. Pieropan

                                        Claudia M. Pieropan
                                        Secretary


Irvine, California
April 23, 2004

                            Your vote is important!
                To vote your shares, please complete, sign, date
                       and mail the enclosed proxy card.

                                PROXY STATEMENT
                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
QUESTIONS AND ANSWERS ABOUT VOTING.............................................1
  Why did you send me this Proxy Statement?....................................1
  How many votes do I have?....................................................1
  How do I vote?...............................................................1
  How do I vote by proxy?......................................................1
  How do I vote in person?.....................................................1
  If my shares are held in "street name" by my broker, will my broker vote my shares for me?....................................................1
  Can I change my vote or revoke my proxy after I have mailed my signed proxy card?........................................................1
  Will there by any matters voted upon at the Annual Meeting other than those specified in the Notice of Annual Meeting?..........................1
  How are votes counted?.......................................................2
  How are proxies being solicited and who pays for the solicitation of proxies?...............................................................2
  If more than one shareowner lives in my household, how can I obtain an extra copy of the Company's 2003 Annual Report and this proxy statement?................................................................2

WHO CAN HELP ANSWER MY OTHER QUESTIONS?........................................2

INFORMATION ABOUT THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS...............3
  Who are Hines' Directors?....................................................3
  Who are Hines' Current Executive Officers?...................................4
  Security Ownership of Certain Beneficial Owners, Directors and
     Executive Officers........................................................5
  Compensation of Directors and Executive Officers.............................7
  Stock Option Grants During 2003..............................................9
  Compensation Committee Report on Executive Compensation......................9
  Stock Performance Graph.....................................................12
  Employment Agreements.......................................................14
  About the Board and its Committees..........................................14
  Audit Committee Report......................................................16
  Principal Accountant Fees and Services......................................16
  Certain Relationships and Related Party Transactions........................17
  Section 16(a) Beneficial Ownership Reporting Compliance.....................17

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD..............................18
  PROPOSAL 1: Election of Directors...........................................18
  PROPOSAL 2: Ratification of Appointment of Independent Public
     Accountants..............................................................18
  Other Matters...............................................................18

INFORMATION ABOUT ADDITIONAL MATERIALS........................................19

SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE
     2005 ANNUAL MEETING......................................................19

APPENDIX A: AUDIT COMMITTEE CHARTER..........................................A-1

                            HINES HORTICULTURE, INC.
                               12621 Jeffrey Road
                                Irvine, CA 92620

                                PROXY STATEMENT

                       QUESTIONS AND ANSWERS ABOUT VOTING

Q: WHY DID YOU SEND ME THIS PROXY STATEMENT?

A: This Proxy Statement is being sent to you because the Board of Directors of Hines Horticulture, Inc. ("Hines" or the "Company") is soliciting your proxy to vote at the 2004 Annual Meeting of Stockholders to be held on May 27, 2004 at the Company's headquarters located at 12621 Jeffrey Road, Irvine, California 92620, at 9:00 A.M., California time, and any postponements or adjustments thereof (the "Annual Meeting"). This Proxy Statement summarizes the information you need to know to vote on the matters to be voted on at the Annual Meeting. Stockholders of record as of the close of business on April 16, 2004 (the "Record Date") are entitled to vote. This Proxy Statement and the enclosed form of proxy are being sent on or about April 23, 2004 to those persons who are entitled to vote at the Annual Meeting.

Q: HOW MANY VOTES DO I HAVE?

A: Each share of Hines common stock (the "Common Stock") that you own on the Record Date entitles you to one vote.

Q: HOW DO I VOTE?

A: You can vote on matters presented at the Annual Meeting in two ways. 1. You can vote by filling out, signing and dating your proxy card and returning it in the enclosed envelope, OR 2. You can attend the Annual Meeting and vote in person.

Q: HOW DO I VOTE BY PROXY?

A: If you properly fill out your proxy card and send it to us in time to vote, your shares will be voted as you have directed. If you do not specify a choice on your proxy card, the shares represented by your proxy card will be voted for the election of all nominees and for the ratification of the appointment of PricewaterhouseCoopers LLP as Hines' independent public accountants for the 2004 fiscal year. As to any other business that may properly come before the Annual Meeting, the persons named in the proxy card will vote in accordance with their best judgment. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date and return your proxy card in the enclosed envelope. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

Q: HOW DO I VOTE IN PERSON?

A: If you attend the Annual Meeting, we will give you a ballot when you arrive. However, if you hold shares through a broker or other nominee, you must provide a legal proxy from the broker or nominee evidencing your authority to vote shares the broker held for your account at the close of business on April 16, 2004. You must contact your brokerage firm directly in advance of the annual meeting to obtain a legal proxy.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: If your broker does not have discretionary voting power with regards to a proposal, it will vote your shares only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q: CAN I CHANGE MY VOTE OR REVOKE MY PROXY AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A: You can change your vote at any time before your proxy is voted at the Annual Meeting. You can do this in one of three ways. First, you can send a written notice to the Secretary of Hines at the Company's offices stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy card. Third, you can attend the Annual Meeting and vote in person. Simply attending the meeting, however, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you received from your broker to change your vote.

Q: WILL THERE BE ANY MATTERS VOTED UPON AT THE ANNUAL MEETING OTHER THAN THOSE SPECIFIED IN THE NOTICE OF ANNUAL MEETING?

A: Hines' management does not currently know of any matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting. If other matters are properly brought before the meeting and Hines does not have notice of these matters a reasonable time prior to the Annual Meeting, all proxies will be voted in accordance with the recommendations of Hines' management.

Q: HOW ARE VOTES COUNTED?

A: Stockholders of record of Hines' common stock as of the close of business on the Record Date are entitled to vote at the Annual Meeting. As of April 16, 2004, there were 22,072,549 shares of Common Stock issued and outstanding. The presence in person or by proxy of a majority of the shares of Common Stock outstanding will constitute a quorum for the transaction of business. Each share of common stock is entitled to one vote on each matter to come before the Annual Meeting.

     Under Delaware law, if you have returned a valid proxy or attend the meeting in person, but abstain from voting, your stock will nevertheless be treated as present and entitled to vote. Your stock therefore will be counted in determining the existence of a quorum and, even though you have abstained from voting, will have the effect of a vote against any matter requiring the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting, such as the ratification of the appointment of PricewaterhouseCoopers LLP as Hines' independent public accountants for 2004.

     Under Delaware law, broker "non-votes" are also counted for purposes of determining whether a quorum is present, but are not counted in determining whether a matter requiring a majority of the shares present and entitled to vote has been approved or whether a plurality of the vote of the shares present and entitled vote has been cast. A non-vote may occurwhen a nominee holding shares of common stock for a beneficial owner does not vote on a proposal because such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Q: HOW ARE PROXIES BEING SOLICITED AND WHO PAYS FOR THE SOLICITATION OF PROXIES?

A: Initially, Hines will solicit proxies by mail to each shareholder of record. Hines' directors, officers and employees may also solicit proxies in person or by telephone without additional compensation. In addition, certain banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries may solicit proxies by mailing material to or otherwise communicating with the beneficial owners of shares of Hines' common stock. Hines has also engaged Georgeson Shareholder Communications, Inc. to assist in communicating with these institutions and forwarding solicitation materials, for a fee of $5,000 plus the reimbursement of expenses. Hines will pay all expenses of solicitation of proxies.

Q: IF MORE THAN ONE SHAREOWNER LIVES IN MY HOUSEHOLD, HOW CAN I OBTAIN AN EXTRA COPY OF THE COMPANY'S 2003 ANNUAL REPORT AND THIS PROXY STATEMENT?

A: Our 2003 Annual Report and financial statements have been mailed to shareholders with this Proxy Statement. Only one Annual Report and Proxy Statement is being delivered to multiple shareholders sharing an address. Shareholders sharing the same address can request delivery of single copies of Annual Reports and Proxy Statements by contacting Hines' corporate services, Attention: Denise Baharie, at 12621 Jeffrey Road, Irvine, CA 92620 (toll free number: 800-444-4499) or by contacting Georgeson Shareholder Communications, Inc. at 111 Commerce Road, Carlstadt, NJ 07072 (201-896-1900).


                    WHO CAN HELP ANSWER MY OTHER QUESTIONS?

 If you have more questions about voting or wish to obtain another proxy card, you should contact:
                           Hines' Corporate Services
                              Attn: Denise Baharie
                                   Toll Free
                                 1-888-444-4499

        INFORMATION ABOUT THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS

     Directors are elected at the Annual Meeting of Stockholders to serve until the next annual meeting and until a successor is duly elected and qualified. Executive officers are elected annually by the Board and serve at the discretion of the Board. The following sets forth certain information concerning each of Hines' directors, each of whom is a nominee for election to the Board of Directors, and Hines' executive officers:

WHO ARE HINES' DIRECTORS?

Robert A. Ferguson                                                       Age: 46

     Mr. Ferguson has served as President and Chief Executive Officer and Director since March 2004. Mr. Ferguson served as Acting Chief Executive Officer and President and Chief Operating Officer of Hines and Hines Nurseries from August 2003 until March 2004. He served as Chief Operating Officer and Acting President of Hines and Hines Nurseries from February 2003 to August 2003. Mr. Ferguson served as President of the Nursery Division for Hines Nurseries from June 2000 to February 2003. He served as Vice President of the Hines Nurseries Southern Region from January 1999 to June 2000. From January 1990 to January 1999, Mr. Ferguson was the General Manager of our Houston site. Prior to that, Mr. Ferguson served with us in various production and sales management positions since 1983.

Douglas D. Allen                                                         Age: 61

     Mr. Allen has served as a director of Hines since June 1998. Mr. Allen served as Chairman of the Board of Hines from February 2003 until March 2004. This is a position he previously held from June 1998 until June 2000. In the interim, Mr. Allen was Chairman Emeritus from June 2000 to February 2003. Mr. Allen also served as Chairman of the Board of Hines Nurseries, a wholly-owned subsidiary of Hines, from August 1995 to June 2000 and again from February 2003 to March 2004. Mr. Allen served as Vice-President of Hines Nurseries from August 1995 through June 1998 and President of Hines Nurseries from 1984 to August 1995. He has been a director of Hines Nurseries since 1990. Previously, Mr. Allen held positions within Weyerhaeuser's Paper Division as a General Manager from 1975 to 1984 and as a Sales Manager from 1971 to 1975. Mr. Allen serves on the boards of directors of several private companies.

G. Ronald Morris                                                         Age: 67

     Mr. Morris has served as director of Hines since March 2001. Mr. Morris is currently serving as a director for NN, Inc., which is an independent manufacturer and supplier of high quality, precision steel balls and rollers to both domestic and international anti-friction bearing manufacturers. Mr. Morris retired in 1999 and previously served as President and Chief Executive Officer of Western Industries, Inc. from 1991 through 1999.

Stan R. Fallis                                                           Age: 63

     Mr. Fallis has served as a director of Hines since September 2001. Mr. Fallis is currently retired and previously served as the Chairman and Chief Executive Officer of EVEREN Clearing Corporation from 1994 to 1999, which provided all securities clearing and trade processing operations for its parent, EVEREN Securities, Inc. a major independently owned broker dealer firm, which was listed on the New York Stock Exchange. Mr. Fallis also served as Senior Executive Vice President and Chief Financial Officer of Kemper Securities Group from 1990 through 1994.

Thomas R. Reusche                                                        Age: 49

     Mr. Reusche has served as a director of Hines and Hines Nurseries since August 1995. Mr. Reusche has served as Chairman of the Board since March 2004. Mr. Reusche served as Secretary and Treasurer of Hines from August 1995 until June 1998 and as Assistant Secretary of Hines from June 1998 to June 2000. Mr. Reusche also served as a Vice President and Assistant Secretary of Hines Nurseries from August 1995 to June 2000. Since its formation in January 1993, until his retirement in September 2003, Mr. Reusche served as a principal of Madison Dearborn Capital Partners, L.P., Hines's largest stockholder ("MDCP"), and as a Vice President or as a Managing Director of Madison Dearborn Partners, Inc., MDCP's indirect general partner ("MDP"). MDCP is a private equity investment firm. Prior to that time, Mr. Reusche was a senior investment manager at First Chicago Venture Capital, which comprised the private equity investment activities of First Chicago Corporation, the holding company parent of First National Bank of Chicago. Mr. Reusche serves on the boards of directors of a number of private companies.

James R. Tennant                                                         Age: 51

     Mr. Tennant has served as a director of Hines since October 1998. Mr. Tennant has been Chairman and Chief Executive Officer of Home Products International since 1994. Home Products International is a manufacturer and full-service marketer of quality consumer houseware products.

Paul R. Wood                                                             Age: 50

     Mr. Wood has served as a director of Hines since August 1995. Mr. Wood was also Chairman of the Board and President of Hines from September 1995 until June 1998 and an Assistant Secretary of Hines from June 1998 to June 2000. Mr. Wood has served as a director of Hines Nurseries since August 1995 and as a Vice President and Assistant Secretary of Hines Nurseries from August 1995 to June 2000. Since its formation in 1993, Mr. Wood has served as a principal of MDCP and was a Vice President or as a Managing Director of MDP. Prior to that time, Mr. Wood served as Vice President of First Chicago Venture Capital. Mr. Wood serves on the board of directors of OSI, Inc., Capital Source, Inc., and a number of private companies.

WHO ARE HINES' CURRENT EXECUTIVE OFFICERS?

Claudia M. Pieropan                                                      Age: 48

     Ms. Pieropan has served as Chief Financial Officer of Hines and Hines Nurseries since January 1996 and as Secretary and Treasurer of Hines and Hines Nurseries since June 1998. Previously Ms. Pieropan served as the Vice President of Finance and Administration of Sun Gro Horticulture, Inc., a growing media company, from October 1991 until December 1995. Prior to that time, Ms. Pieropan practiced with PricewaterhouseCoopers LLP in Montreal, Toronto and Vancouver, Canada from 1977 to 1991.

Robert A. Ferguson                                                        Age 46

     Mr. Ferguson is also a Director of Hines. His business biography is referenced above.

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS
                             AND EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of the Record Date by (1) each stockholder known by Hines to own beneficially more than five percent (5%) of the outstanding Common Stock, (2) each director of Hines, (3) each executive officer of Hines named in the Summary Compensation Table below, and (4) all executive officers and directors of Hines as a group. Beneficial ownership of less than one percent is indicated by an asterisk (*). Except as otherwise indicated below, each of the entities and individuals named in the table has sole voting and investment power with respect to all shares of Common Stock beneficially owned by such entity or individual. No effect has been given to shares reserved for issuance under outstanding stock options except where otherwise indicated.

                                                                   Amount and Nature of
                                                                    Beneficial Ownership
                                                                 --------------------------
                                                                    Shares                     Percent of
                                                                 Beneficially    Right to         Class
Name of Beneficial Owner                                            Owned        Acquire(1)   Outstanding(2)
------------------------                                            -----        ----------   --------------
Madison Dearborn Capital Partners, L.P. (3)....................   11,785,628      440,000          54.3%
  Three First National Plaza, Suite 3800
  Chicago, IL 60602
California State Teachers' Retirement System (4)...............    2,520,598           --          11.4%
  7667 Folsom Avenue
  Sacramento, California 95826
Abbott Capital 1330 Investors I, LP (5)........................    1,314,115           --           6.0%
  c/o Abbott Capital Management
  1211 Avenue of the Americas, Suite 4300
  New York, New York 10036
Douglas D. Allen...............................................      195,714           --              *
Stan R. Fallis.................................................       15,000       29,353              *
Robert A. Ferguson.............................................      193,252      149,528            1.5%
Claudia M. Pieropan............................................       65,632       99,307              *
G. Ronald Morris...............................................       12,000       27,376              *
Thomas R. Reusche..............................................           --           --              *
James R. Tennant...............................................        7,000       21,000              *
Paul R. Wood (6)...............................................   11,785,628      440,000           54.3%
Stephen P. Thigpen (7).........................................           --           --              *
All Executive Officers and Directors as a Group (8 persons)....   12,274,226      766,564           57.1%
_____________

(1) Represents: (i) the shares that can be acquired through the exercise of stock options granted pursuant to Hines' Amended and Restated 1998 Long-Term Equity Incentive Plan (the "Incentive Plan") and which are exercisable within 60 days of the Record Date and (ii) warrants to acquire 440,000 shares issued to MDCP on November 28, 2000.
(2) Based on 22,072,549 shares of Common Stock outstanding as of the Record Date. Shares subject to options/warrants exercisable within 60 days of the Record Date are considered for the purpose of determining the percent of the class held by the holder of such options or warrants, but not for the purpose of computing the percentage held by others.
(3) Based solely on a Schedule 13D/A filed with the Securities and Exchange Commission ("SEC") on January 18, 2001. MDCP is the record holder of 10,785,628 shares. Madison Dearborn Capital Partners II, L.P. ("MDCP II") is the record holder of 1,000,000 shares. Because MDCP and MDCP II are under common control, MDCP may be deemed to be the beneficial owner of the shares held by MDCP II.

(4)  Based solely on a Schedule 13G filed with the SEC on February 13, 2004.

(5) Based solely on a Schedule 13G/A filed with the SEC on February 12, 2003. Abbott Capital 1330 Investors I, LP ("Abbott") is the record holder of 1,308,036 shares. Abbott Co-Investment I, LLC ("LLC") is the record holder of 6,079 shares. Because Abbott and LLC are affiliated entities, Abbott may be deemed to be the beneficial owner of the shares held by LLC.

(6) All of such shares are held by MDCP or MDCP II. Mr. Wood is a Managing Director of MDP, the ultimate general partner of MDCP and MDCP II, and therefore may be deemed to share voting and investment power over the shares owned by MDCP and MDCP II, and therefore to beneficially own such shares. Mr. Wood disclaims beneficial ownership of the shares owned by MDCP and MDCP II. The address of Mr. Wood is the address of MDCP.

(7)  Mr. Thigpen resigned from his positions with the Company in February 2003.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     DIRECTORS' COMPENSATION. Directors who are also employees of Hines receive no separate compensation for serving as directors or as members of Board committees. Directors who are not employees of Hines receive a $20,000 annual retainer paid in quarterly installments, $1,000 for each Board meeting attended in person or $500 for each Board meeting attended telephonically. Effective March 1, 2004, Mr. Reusche, the Chairman of the Board, will receive an additional annual retainer of $50,000 paid in quarterly installments.

     Excluding employee directors, the Chairperson of each committee receives an additional retainer of $3,500. All non-employee directors receive $500 for each committee meeting attended in person or telephonically. All directors are reimbursed for all travel-related expenses incurred in connection with their activities as directors. Under the Incentive Plan, the amount of options, if any, granted to directors and the terms and provisions of any options granted to directors are at the discretion of the Compensation Committee. No options were granted to any non-employee director during 2003.

     EXECUTIVE OFFICERS' COMPENSATION. The following table sets forth the aggregate cash compensation paid by Hines for services rendered during the years ended December 31, 2003, 2002 and 2001 by (1) Hines' Chief Executive Officer and
(2) the other executive officers of Hines.

                                        SUMMARY COMPENSATION TABLE
                                                                             Long-Term
                                                                           Compensation
                                                    Annual Compensation        Awards
                                              ------------------------------ ----------
                                                                             Securities
                                                                             Underlying    All Other
                                                                               Options/   Compensation
Name and Principal Position                   Year    Salary($)  Bonus($)(1)  SARS(#)(2)      $(3)
---------------------------                   ----    ---------  -----------  ----------   -----------
Robert A. Ferguson......................      2003     230,000     205,625    100,000(4)      7,397
  Chief Executive Officer,                    2002     230,000     275,780         --        12,173
  President, Director                         2001     230,000     273,570         --         4,338

Claudia M. Pieropan.....................      2003     195,000      87,156    100,000(5)      6,060
  Chief Financial Officer,                    2002     195,000     446,568         --        10,666
  Secretary and Treasurer                     2001     195,000     160,000         --         4,365

Douglas D. Allen........................      2003     120,000          --         --         3,060
  Director, Former Chairman                   2002     120,000          --         --         2,866
  of the Board(6)                             2001     120,000          --         --         2,392

Stephen P. Thigpen......................      2003     157,500     191,888         --     1,053,335
  Former Chief Executive Officer,             2002     525,000     347,336         --        15,988
  President, Chairman of the Board (7)        2001     525,000     395,663         --         6,808
___________________

(1) Represents annual incentive compensation payments made under the Company's compensation plans paid during the calendar year indicated. In the case of Ms. Pieropan, $325,000 of the reported bonus for 2002 represents incentive compensation paid as a result of the successful completion of the sale of the Company's growing media business in March 2002.

(2)  Represents options granted pursuant to the Company's Incentive Plan.

(3) For the 2003 fiscal year, the amounts disclosed in this column include the dollar value of premiums paid by Hines with respect to health insurance for Messrs. Ferguson, Allen and Thigpen and for Ms. Pieropan in the amounts of $3,858, $3,060, $912 and 3,060, respectively. The amounts disclosed in this column in excess of such premiums represent contributions by the Company for the benefit of the executive to the Company's 401(k) plan and in the case of Mr. Thigpen severance pay as noted in Note 7.

(4) Such options were granted on February 18, 2003 pursuant to the offer to exchange options dated August 2002.

(5) Such options were granted on February 18, 2003 pursuant to the offer to exchange options dated August 2002.

(6)  Mr. Allen retired as Chairman of the Board in March 2004.

(7) Mr. Thigpen resigned in February 2003 and received $1,050,000 in severance payments in March 2003.

STOCK OPTION GRANTS DURING 2003

     The following table shows all stock option grants to those individuals who are currently executive officers or were executive officers during fiscal 2003.

                                        OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                   Individual Grants
------------------------------------------------------------------------------------------
                                                                                             Potential Realizable
                                                                                               Value at Assumed
                                                                                                Annual Rates of
                                      Number of                                                   Stock Price
                                      Securities    % of Total                                 Appreciation for
                                      Underlying    Granted to     Exercise or                    Option Term
                                     Options/SARs  Employees in    Base Price   Expiration   ---------------------
Name                                  Granted (#)  Fiscal Year(2)    ($/Sh)        Date       5%($)        10%($)
----                                  -----------  --------------    ------        ----       -----        ------
Robert A. Ferguson (1).............     100,000        7.67%          5.50        2/17/13        0         46,561
Claudia M. Pieropan (1)............     100,000        7.67%          5.50        2/17/13        0         46,561
Douglas D. Allen...................          --          --             --             --       --             --
Stephen P. Thigpen.................     362,500       27.81%          5.50        2/17/13        0        168,783
___________

(1) All options were granted on February 18, 2003 pursuant to the offer to exchange options dated August 2002.

(2) Based on an aggregate of 1,303,633 options granted to employees during fiscal 2003.

     In addition to the options granted during fiscal 2003, Mr. Ferguson was granted an additional 100,000 options on March 1, 2004.

     The following table shows the stock option exercises and the value of unexercised stock options held by those individuals who are currently executive officers or were executive officers during fiscal 2003.

                                        AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                              AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                        Number of Securities      Value of Unexercised
                                                                       Underlying Unexercised         In-the-Money
                                                                          Options/SARs at           Options/SARs at
                                                                           Fiscal Year-End          Fiscal Year-End
                                     Shares Acquired   Value Realized  Exercisable/Unexercisable      Exercisable/
Name                                  on Exercise (#)       ($)                 (#)(1)            Unexercisable ($)(1)
----                                  ---------------  --------------  -------------------------  --------------------
Robert A. Ferguson................           --              --              97,489/2,511                  0/0
Claudia M. Pieropan...............           --              --              96,831/3,169                  0/0
Douglas D. Allen..................           --              --                   --                        --
Stephen P. Thigpen................           --              --                   --                        --
___________

(1) The closing price of the Common Stock on December 31, 2003 (the last stock trading day of fiscal 2003) was $4.40, and the exercise price of the options was $5.50 per share.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

     The following report has been submitted by the Compensation Committee of the Board:

     The Compensation Committee met two times and held two conference calls during 2003. The Compensation Committee is currently comprised of Messrs. Morris, Fallis, Reusche and Tennant.

     The Compensation Committee is generally responsible for reviewing the recommendations of Hines' Chief Executive Officer with respect to compensation levels of all other officers of Hines and for adopting and changing compensation policies and practices of Hines and reporting its recommendations to the full Board. In addition, the Compensation Committee is responsible for the administration of Hines' Incentive Plan. In reviewing Hines' compensation programs, the Compensation Committee intends to adhere to a compensation philosophy that (1) attracts and retains qualified executives who will add to the long-term success of Hines, (2) relates to the achievement of operational and strategic objectives, and (3) is commensurate with each executive's performance, level of responsibility and overall contribution to the success of Hines. In making its recommendations to the full Board concerning adjustments to compensation levels, the Compensation Committee intends to consider the financial condition and operational performance of Hines during the prior year. The Compensation Committee expects Hines' executive compensation program to consist of three principal components: (1) base salary, (2) annual bonus and (3) long-term equity incentives.

     BASE SALARY. Based on Mr. Ferguson's recommendations, the Board approved executive officer salaries (other than Mr. Allen) for 2003 by considering individual performance, level of responsibility, experience, and competitive market conditions. The base salary for Mr. Allen in 2003 was established pursuant to his employment agreement with Hines, which was determined through arms-length negotiations with representatives of MDCP. See "Information About the Company's Directors and Executive Officers-Employment Agreements."

     ANNUAL BONUS. Each of Hines' officers (with the exception of Mr. Allen) participate in the Company's Variable Compensation Plan (the "Hines Bonus Plan"), which enabled them to earn an annual bonus based upon Hines' operating cash flows (defined as earnings before interest, taxes, depreciation and amortization and adjusted for maintenance capital expenditures, changes in inventory and for the achievement of certain performance objectives). Bonuses under this plan are designed to be a significant portion of executive officer compensation. The 2003 Hines Bonus Plan provided for a compensation pool equivalent of up to a maximum of 6.2% of operating cash flows of Hines Nurseries for the 2003 fiscal year.

     The Compensation Committee reviewed the performance objectives and corresponding results for 2003 and determined that the targets for operating cash flows had been met. In March 2004, Mr. Ferguson and Ms. Pieropan received bonuses of $257,520 and $128,760, respectively, under the 2003 Hines Bonus Plan. Bonuses awarded to executive officers under the Hines Bonus Plan for the performance of Hines Nurseries in 2002 were paid during 2003.

     COMPENSATION FOR THE ACTING CHIEF EXECUTIVE OFFICER. Compensation for Mr. Ferguson, the acting Chief Executive Officer during 2003, was approved by the Board based on a recommendation made by the former Chief Executive Officer, Mr. Thigpen, who resigned in February 2003. In approving the recommendation, the Board considered past performance, level of responsibility, and competitive market conditions.

     In March 2004, based on the recommendation of the Compensation Committee, the Board approved that Mr. Ferguson's 2004 annual base salary be $325,000 (retroactive to January 1, 2004) and that he be paid an annual bonus according to the 2004 Leadership Incentive Program, which is based on factors tied to Hines' annual performance. In addition, the Board has approved that Mr. Ferguson be granted an additional 100,000 shares of stock of Hines at an option price of $5.50 per share, subject to certain vesting restrictions.

     LONG-TERM EQUITY INCENTIVES. Each of Messrs. Ferguson and Allen and Ms. Pieropan participated in the recapitalization of Hines by MDCP and Hines' management in 1995 and maintained a continuing equity interest in Hines following the recapitalization. As a result of their equity ownership, their interests are aligned with those of Hines' stockholders, since the value of management's holdings is tied directly to the market price of Hines' common stock. See "Security Ownership of Certain Beneficial Owners, Directors and Executive Officers."

     Under the Incentive Plan, the Board and the Compensation Committee were granted broad authority to award equity-based compensation arrangements to any eligible employee, director, consultant, or advisor of Hines. An aggregate of approximately 3.6 million shares of Common Stock are reserved for issuance upon the exercise of awards granted to eligible participants under the Incentive Plan. Since the ultimate value of stock options bears a direct relationship to the market price of the Common Stock, the Committee believes that awards under the Incentive Plan are an effective incentive for Hines' management to create value for Hines' stockholders.

     In 2002, the Company offered to exchange all outstanding stock options held by certain employees under the Incentive Plan for new stock options to be granted under the Incentive Plan, upon the terms and subject to the conditions described in the offer to exchange. If an employee elected to participate in the exchange, they were required to tender for exchange all of the stock options they held in exchange for a certain number of new stock options. The offer to exchange expired in August 2002 and all stock options properly tendered before the expiration of the offer to exchange were accepted and cancelled by the company. A total of 1.8 million stock options were tendered by employees and cancelled pursuant to the terms of the offer to exchange.

     In February 2003, the Company granted new stock options to those employees who previously tendered their stock options for exchange. A total of approximately 1.3 million new options were granted pursuant to this exchange program. In addition, a total of approximately 0.6 million options were cancelled during 2003 as a result of employees leaving the Company. Therefore, the total options outstanding under the Incentive Plan increased from approximately 0.3 million as of December 31, 2002 to approximately 1.0 million as of December 31, 2003.

                                            TEN YEAR OPTION REPRICING
                                                                                            Length of
                                                           Closing                           Original
                                              Number of     Market                            Option
                                              Securities   Price of    Exercise                Term
                                              Underlying   Stock at    Price at              Remaining
                                                Options     Time of     Time of     New      at Date of
                                     Date of   Repriced    Repricing   Repricing  Exercise   Repricing
Name                                Repricing     (#)         ($)         ($)     Price ($)  (in years)
----                                ---------  --------    ---------   ---------  ---------  ----------
Robert A. Ferguson................   2/18/03     26,643      $2.30       $11.00     $5.50       5.3
  Chief Executive Officer,           2/18/03     43,702      $2.30       $11.00     $5.50       5.3
  President, Director                2/18/03     14,655      $2.30       $ 8.00     $5.50       7.0
                                     2/18/03     15,000      $2.30       $ 6.00     $5.50       7.4

Claudia M. Pieropan...............   2/18/03     48,487      $2.30       $11.00     $5.50       5.3
  Chief Financial Officer,           2/18/03     20,337      $2.30       $11.00     $5.50       5.3
  Secretary, Treasurer               2/18/03      9,176      $2.30       $ 8.00     $5.50       7.0
                                     2/18/03     22,000      $2.30       $ 6.00     $5.50       7.4

Douglas D. Allen..................        --         --         --           --        --        --
  Director

Stephen P. Thigpen................   2/18/03     22,725      $2.30       $11.00     $5.50       5.3
  Former Chief Executive             2/18/03    152,275      $2.30       $11.00     $5.50       5.3
  Officer, President,                2/18/03     27,500      $2.30       $ 8.00     $5.50       7.0
  Chairman of the Board              2/18/03    160,000      $2.30       $6.875     $5.50       7.5
__________

     All members of the Compensation Committee have approved the foregoing report.

                                   G. Ronald Morris
                                   Stan R. Fallis
                                   Thomas R. Reusche
                                   James R. Tennant

STOCK PERFORMANCE GRAPH

     The Stock Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent the Company specifically incorporates this information by reference, and it shall not otherwise be deemed filed under such Acts.

     Set forth below is a line graph comparing the total cumulative return of the Company's Common Stock to (a) the Nasdaq Stock Market (U.S.) Index, a broad equity market index, and (b) the Russell 2000 Index, an index that measures the performance of stocks with small to medium-small market capitalization; each for the period from December 31, 1998 to December 31, 2003. The comparisons in this table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Common Stock.

     The Company has chosen the Russell 2000 Index as an index of issuers with similar market capitalization because the Company does not believe it can reasonably identify a peer group or applicable published industry or line-of-business index. The Company is not aware of any other publicly held companies that engage in the Company's line of business - the production and distribution of horticultural products on a national scale. Most of the Company's competitors are regional, privately-held companies. The Company, therefore, concluded that there was not a sufficient body of reliable market data for the Company to use as a comparison peer group. Because of the foregoing factors, the Company elected to compare the performance of its stock to the Nasdaq Stock Market (U.S.) Index and the Russell 2000 Index. The Company has used these indices in this comparison since 1997.

     The graph assumes $100 was invested on December 31, 1998 in stock of the Company, the Nasdaq Stock Market (U.S.) Index and the Russell 2000 and assumes dividends are reinvested.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

      AMONG HINES HORTICULTURE, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                           AND THE RUSSELL 2000 INDEX

                       [graph of cumulative total return]

     * $100 invested on 12/31/98 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

     Value of $100 invested on 12/98 at year-end

                                       12/98    12/99    12/00    12/01   12/02    12/03
                                       -----    -----    -----    -----   -----    -----

HINES HORTICULTURE, INC............   100.00    95.08    30.99    41.69   32.68    49.58
NASDAQ STOCK MARKET (U.S.).........   100.00   190.62   127.67    70.42   64.84    91.16
RUSSELL 2000.......................   100.00   121.26   117.59   120.52   95.83   141.11

EMPLOYMENT AGREEMENTS

     Hines and each of Mr. Ferguson and Ms. Pieropan are parties to employment/severance agreements (the "Employment Agreements"). The Employment Agreements provide that the executives shall devote full time attention, skill and ability to discharge the duties assigned to them, and to use their best efforts to promote and protect the interests of Hines. The Employment Agreements are terminable by each of the respective parties thereto at any time, for any reason and with or without cause, upon thirty days' advance written notice. The Employment Agreements provide, among other things, for an annual base salary, an annual cash bonus in an amount determined by the Board of Directors and certain other benefits. If any such executive's employment is terminated for any reason, other than for cause, death or the executive's voluntary "at-will" termination, the executive will receive an amount equal to their annual base salary multiplied by 200 percent, plus a pro rata share of their bonus for the fiscal year in which such termination occurs.

     Pursuant to an employment agreement between the Company and Mr. Allen, he received an annual base salary of $120,000 and coverage under the Company's health insurance plan. On April 1, 2004, Mr. Allen and the Company mutually terminated Mr. Allen's employment agreement.

ABOUT THE BOARD AND ITS COMMITTEES

     MEETINGS OF THE BOARD AND ITS COMMITTEES. The Board met five times and held three conference calls during the 2003 fiscal year. The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominations and Corporate Governance Committee. All directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of all committees on which they served.

     We are a "controlled company" as defined in the rules of the Nasdaq Stock Market because more than 50% of our voting stock is held by MDCP. Please see "Security Ownership of Certain Beneficial Owners, Directors and Executive Officers" above. Therefore, we are not subject to the rules of the Nasdaq Stock Market that would otherwise require us to have (i) a majority of independent directors on the Board; (ii) a compensation committee composed solely of independent directors; (iii) a nominating committee composed solely of independent directors; (iv) the compensation of our executive officers determined by a majority of the independent directors or a compensation committee composed solely of independent directors; and (v) director nominees selected, or recommended for the Board's selection, either by a majority of the independent directors or a nominating committee composed solely of independent directors.

     THE AUDIT COMMITTEE. The Audit Committee, which operates under a written charter adopted by the Board of Directors, makes recommendations to the Board regarding the selection, retention and termination of Hines' independent auditors and reviews the annual financial statements of Hines and Hines' internal controls. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A. The Audit Committee is currently comprised of three directors who the Board has determined are independent directors as defined under the rules of the Nasdaq Stock Market. These are Messrs. Fallis, Morris and Tennant. The Board has also determined that Mr. Fallis is an "Audit Committee Financial Expert" as defined under the rules of the Securities and Exchange Commission. The Audit Committee met two times and held five conference calls during 2003.

     THE COMPENSATION COMMITTEE. The Compensation Committee recommends action to the Board of Directors regarding the salaries and incentive compensation of elected officers of Hines and administers the Hines' bonus plans and the Incentive Plan. The Compensation Committee is currently comprised of Messrs. Morris, Fallis, Reusche and Tennant and met three times during 2003.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The Compensation Committee is currently comprised of Messrs. Morris, Fallis, Reusche and Tennant, all of whom are directors of Hines. Mr. Reusche has served as Secretary and Treasurer of Hines and an Assistant Secretary of Hines. Mr. Reusche has also served as a Vice President and Assistant Secretary of Hines Nurseries. Mr. Morris serves as the Chairman of the Committee.

     THE NOMINATIONS AND CORPORATE GOVERNANCE COMMITTEE. The Nominations and Corporate Governance Committee, which was formed in December 2003 and operates under a written charter adopted by the Board of Directors, recommends policies on the composition of the Board of Directors and nominees for membership on the Board of Directors and Board committees. The Nominations and Corporate Governance Committee charter has been posted and is available for public viewing in the Governance Info section of the Company's website at www.hineshorticulture.com. Information on the Company's website, however, does not form a part of this Proxy Statement.

     The Nominations and Corporate Governance Committee is currently composed of three directors, Messrs. Tennant, Fallis and Morris, who are independent directors as defined under the rules of the Nasdaq Stock Market. The Nominations and Corporate Governance Committee is also comprised of one director, Mr. Wood, who is not an independent director as defined under the rules of the Nasdaq Stock Market.

     Historically, there have not been many vacancies on the Board, and the Board has conducted its own search for available, qualified nominees and has made nominations following informal discussions among the Board members. Furthermore, in the past the Company has not engaged third parties to assist in identifying and evaluating potential nominees, but would do so in those situations where particular qualifications are required to fill a vacancy and the Board's contacts are not sufficient to identify an appropriate candidate.

The Nominations and Corporate Governance Committee has not established a formal procedure for shareholders to recommend nominees to the Board of Directors for consideration at the Annual Meeting. The Company has not received director candidate recommendations from its stockholders in the past and does not have a formal policy regarding consideration of such recommendations. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by Board members, management or other parties are evaluated. The Company does not intend to treat stockholder recommendations in any manner different from other recommendations.

     The Nominations and Corporate Governance Committee has not yet adopted a policy with respect to minimum qualifications for board members. However, as mandated by its charter, the Nominations and Corporate Governance Committee will develop and recommend to the Board specific guidelines for membership to the Board.

     STOCKHOLDER COMMUNICATION WITH BOARD MEMBERS. The Company maintains contact information, both address and email, on its website under the heading "Company Profile." By following the Company Profile link, a stockholder will be given access to the Company's mailing address and a link for providing email correspondence to Investor Relations. Communications sent to Investor Relations and specifically marked as a communication for the Board will be forwarded to the Board or specific members of the Board as directed in the stockholder communication.

     BOARD MEMBER ATTENDANCE AT ANNUAL MEETINGS. The Company generally encourages that all directors attend the Annual Meeting. However, the Company does not have a formal policy regarding attendance because it does not think it is necessary to do so. All directors attended the annual meeting held in 2003.

AUDIT COMMITTEE REPORT

     The Audit Committee Report that follows shall not be deemed to be incorporated by reference into any filings made by Hines under the Securities Act or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent that Hines incorporates such Report by specific reference.

     The Audit Committee of the Board of Directors has:

     o Reviewed and discussed with management the Company's audited financial statements as of and for fiscal year ended December 31, 2003;

     o Discussed with PricewaterhouseCoopers LLP, Hines' independent auditor, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants; and

     o Received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with PricewaterhouseCoopers LLP its independence.

     In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Hines' Annual Report on Form 10-K for the fiscal year ended December 31, 2003. Hines' Board of Directors has adopted a written Audit Committee Charter.

                                        Audit Committee

                                        Stan R. Fallis
                                        G. Ronald Morris
                                        James R. Tennant

PRINCIPAL ACCOUNTANT FEES AND SERVICES

     AUDIT FEES. Aggregate fees billed for fiscal 2003 and 2002 for professional services rendered by Pricewaterhouse Coopers LLP ("PWC") for the annual audit of the Company's financial statements and the review of the Company's quarterly financial statements were $220,450 and $241,520, respectively.

     AUDIT-RELATED FEES. The aggregate fees billed for audit-related services for the 2003 and 2002 fiscal years were $163,840 and $0, respectively. The audit-related services rendered by PWC consisted primarily of a comfort letter and bring down letter in connection with a Rule 144A debt offering.

     TAX FEES. The aggregate fees billed for tax services for our 2003 and 2002 fiscal years were $99,765 and $91,820, respectively. The tax services rendered by PWC primarily consisted of tax compliance and advisory services.

     ALL OTHER FEES. All other fees for the 2003 and 2002 fiscal years were $0 and $1,814,700, respectively. These fees related to services in connection with the sale of the Company's growing media business, Sun Gro Horticulture, Inc. and its wholly owned subsidiary, Sun Gro Horticulture Canada Ltd.

     The Audit Committee pre-approved all services described above for fiscal 2003, including non-audit services, and has determined that these fees and services are compatible with maintaining the independence of PWC. The Company's Audit Committee requires that each service provided by PWC be pre-approved by the committee.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     MDCP, the Company's principal shareholder, provided a guarantee for the extension of the Company's old $30.0 million seasonal revolving loan commitment under its old amended senior credit facility with a third party lender. On November 28, 2000, in exchange for MDCP's original guaranty of the Company's seasonal revolver, the Company issued a warrant to MDCP to purchase 440,000 shares of Common Stock at an exercise price of $3.50 per share. The warrant is exercisable at any time prior to December 31, 2005. As a result of the refinancing completed in September 2003, there is no longer a guaranty of the $30.0 million seasonal revolving loan by MDCP.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on a review of forms furnished to Hines and written representations received from such persons, Hines believes that each of its officers subject to the Section 16(a) filing requirements, directors and greater than ten-percent stockholders complied with all Section 16(a) filing requirements applicable to them during 2003.

                DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD

PROPOSAL 1: ELECTION OF DIRECTORS

     The Board has nominated the following seven persons for election to the Board at the Annual Meeting:

          Douglas D. Allen         Thomas R. Reusche
          Stan R. Fallis           James R. Tennant
          Robert A. Ferguson       Paul R. Wood
          G. Ronald Morris

     Directors who are elected at the Annual Meeting will serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. The nominees have each indicated that they are willing to be elected and to serve. In the event that any nominee is unable to serve or is otherwise unavailable for election, which is not now contemplated, the current Board may or may not select a substitute nominee. If a substitute nominee is selected, all proxies will be voted for the person selected. If a substitute nominee is not selected, all proxies will be voted for the election of the remaining nominees. Proxies will not be voted for a greater number of persons than the number of nominees named.

     Directors will be elected by a plurality of the shares present and voting at the meeting. In other words, the seven nominees receiving the largest number of votes will be elected to the Board.

--------------------------------------------------------------------------------
                      YOUR BOARD OF DIRECTORS RECOMMENDS A
                 VOTE FOR ELECTION OF ALL NOMINEES AS DIRECTORS
--------------------------------------------------------------------------------

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board recommends that the stockholders ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants to audit Hines' consolidated financial statements for the fiscal year ending December 31, 2004. PricewaterhouseCoopers LLP has audited the consolidated financial statements of Hines each year since 1996. Representatives of PricewaterhouseCoopers LLP will be present at the meeting with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. If the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Board will select other independent accountants.

     Approval of the proposal to ratify the appointment of PricewaterhouseCoopers, LLP requires the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting. Paul R. Wood

--------------------------------------------------------------------------------
           YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION
            OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE
                    COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

OTHER MATTERS

     It is not presently expected that any matters other than those discussed herein will be brought before the Annual Meeting. If, however, other matters do come to Hines' attention, it is the intention of the persons named as representatives in the accompanying proxy to vote in accordance with the recommendation of Hines' management.

                     INFORMATION ABOUT ADDITIONAL MATERIALS

     You may obtain, without charge, a copy of the Company's annual report on Form 10-K for the 2003 fiscal year, including the financial statements, and the financial statement schedules required to be filed with the SEC pursuant to Rule 13a-1 of the Exchange Act. You may also obtain copies of exhibits to the Form 10-K, but we will charge a reasonable fee to shareholders requesting such exhibits. You should direct your request in writing to Hines at the address of Hines set forth on the first page of this Proxy Statement, attention:
Shareholder Services.

                      SUBMISSION OF STOCKHOLDER PROPOSALS
              AND DIRECTOR NOMINATIONS FOR THE 2005 ANNUAL MEETING

NOMINATIONS FOR DIRECTORS FOR THE 2005 ANNUAL MEETING

     The Amended and Restated Bylaws of Hines (the "Bylaws") set forth certain procedures relating to the nomination of directors (the "Nomination Bylaw") and no person will be eligible for election as a director unless nominated in accordance with the provisions of the Nomination Bylaw. Under the terms of the Nomination Bylaw, to be timely for an annual meeting, a stockholder's notice must have been delivered to or mailed and received at the principal executive offices of Hines not less than sixty days nor more than ninety days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of an annual meeting is changed by more than thirty days from such anniversary date, notice by the stockholder to be timely must be received by us not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. The presiding officer of the annual meeting will, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by the Nomination Bylaw, and if he should so determine, he will so declare to the Meeting and the defective nomination will be disregarded.

     Therefore, in order to be timely for the 2005 annual meeting, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not earlier than February 26, 2005 and not later than March 28, 2005. To be effective, the written notice must include (i) as to each person whom the stockholder proposes to nominate for election as a director at such meeting all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to the stockholder giving the notice (A) the name and address, as they appear on Hines' books, of such stockholder and (B) the class and number of shares of Hines which are beneficially owned by such stockholder and also which are owned of record by such stockholder; and (iii) as to the beneficial owner, if any, on whose behalf the nomination is made, (A) the name and address of such person and (B) the class and number of shares of Hines which are beneficially owned by such person. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the secretary of Hines that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

     If you want us to consider including a proposal in the Hines' proxy materials relating to the annual meeting of stockholders to be held in the year 2005, you must submit such proposal to Hines no later than December 25, 2004. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, we will include it in the proxy statement and set it forth on the form of proxy issued for such annual meeting of stockholders. You should direct any such stockholder proposals to the attention of the Secretary of Hines at our address set forth on the first page of this Proxy Statement.

     With respect to any proposal that one of our stockholders presents at the annual meeting of stockholders to be held in the year 2005 that is not submitted for inclusion in Hines' proxy materials, to be timely, our Bylaws provide that a stockholder's notice must be delivered to or mailed and received at our principal executive offices not less than sixty days nor more than ninety days prior to the first anniversary of the prior year's annual meeting of stockholders; provided, however, that if the annual meeting is not held within thirty days before or after such anniversary date, then for the notice by the stockholder to be timely it must be received not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. Therefore, in order to be timely for the 2005 annual meeting, a stockholders' proposal that is not submitted for inclusion in Hines' proxy materials must be delivered to or mailed and received at our principal executive offices not earlier than February 26, 2005 and not later than March 28, 2005. With respect to any proposal that a stockholder of Hines presents at the annual meeting of stockholders to be held in the year 2005 that is not submitted for inclusion in Hines' proxy materials pursuant to Rule 14a-8 under the Exchange Act, the proxy for such annual meeting of stockholders will confer discretionary voting authority to vote on such stockholder proposal unless (a) we are notified of such proposal no later than March 8, 2005, and (b) the proponent complies with the other requirements set forth in Rule 14a-4 under the Exchange Act.

     To be effective, the written notice must include, as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on Hines' books, of the stockholder proposing such business, (c) the class and number of shares of Hines which are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business.

                                                                      Appendix A

                            HINES HORTICULTURE, INC.
                            AUDIT COMMITTEE CHARTER

                                  INTRODUCTION

     The executive management of Hines Horticulture, Inc. (the "Company") is primarily responsible for the completeness and accuracy of its financial reporting and the adequacy of its internal financial and operating controls. Its Board of Directors (the "Board") has responsibility to oversee management's exercise of these responsibilities. To assist the Board, the Company has established an Audit Committee (the "Committee") whose authority and responsibilities are described by this Charter.


                          PURPOSE AND RESPONSIBILITIES

     The primary purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and audits of the Company's financial statements. In this regard, the Committee shall:

     o oversee the Company's compliance with certain legal and regulatory requirements,

     o oversee the appointment, compensation, retention and oversight of the work of the Company's independent auditors,

     o oversee the performance of the Company's internal audit function and independent auditor, and

     o oversee the Company's system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance and ethics.

     The Committee shall also perform such other functions as the Board may delegate to the Committee from time to time.

     This Charter defines the Committee's objectives, the range of its authority, the scope of its activities and its duties and responsibilities. The Charter is intended to give Committee members, management, external and internal auditors a clear understanding of their respective roles. The Committee and the Board will review and assess the adequacy of this Charter annually.

     The Committee is to perform activities required by applicable law, rules or regulations, including the rules of the Securities and Exchange Commission ("SEC") and any stock exchange or market on which the Company's securities may be listed from time to time, and perform such other activities that are consistent with this Charter, the Company's Certificate of Incorporation and By-Laws and governing laws, as the Committee deems necessary or appropriate. The Committee's policies and procedures shall remain flexible, in order to monitor the Company's compliance with laws, regulations and internal policies with respect to its corporate accounting and reporting practices.


                                  ORGANIZATION

                   SIZE, COMPOSITION AND TERM OF APPOINTMENT

     The Audit Committee shall consist of no fewer than three directors each of whom shall be independent as required by the listing standards applicable to the Company's securities. Further, no member of the Audit Committee may own or control more than 10% of the voting power of the Company's ordinary shares. Each member must be able to read and understand financial statements, including the Company's balance sheet, income statement and cash flow statement. When and as required by applicable listing standards, at least one member shall be an audit committee financial expert who shall have accounting or related financial management expertise as defined by the relevant rules promulgated by the Financial Accounting Standards Board ("FASB"), SEC, and the National Association of Securities Dealers ("NASD") or other regulatory body. The Board of Directors shall appoint the Audit Committee's Chairperson and members annually and, when required, shall determine which member(s) are audit committee financial expert(s).

                                    MEETINGS

     The Committee will meet periodically, and special meetings may be called when circumstances require. The Committee may meet in person or by telephone or video conference call. One regular meeting shall be held prior to the start of each regular annual audit to review the proposed scope of the audit, cost estimates and current developments in the accounting and regulatory areas that may affect the Company or its financial statements. The Committee shall record and keep minutes of all Committee meetings.


                               QUORUM AND VOTING

     A majority of the Committee's members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting will be determinative as to any matter submitted to a vote.


                        REPORT TO THE BOARD OF DIRECTORS

     The Committee will report its activities to the full Board on a regular basis so that the Board is kept informed of its activities. The Board will determine annually that the Committee's members are independent, as required by the relevant rules and listing standards, and that the Committee has fulfilled its duties and responsibilities.


                                   AUTHORITY

     The Committee derives its authority from the Articles of Incorporation and By-Laws of the Company. The Committee is authorized to have full and unrestricted access to all personnel, records, operations, properties, and other informational sources of the Company as required to properly discharge its responsibilities.

     Further, the Committee is granted the authority to, and shall, conduct or authorize investigations into any matters within the Committee's scope of responsibilities.


                          DUTIES AND RESPONSIBILITIES

                              INDEPENDENT AUDITORS

     The Committee has the sole authority to select, evaluate, engage, oversee, determine funding for and, where appropriate, replace the independent public accountants, or to nominate the independent public accountants to be proposed to the members for ratification to the extent required by law. The Committee will review with management the performance, appointment and/or termination of the independent public accountants.

     The Committee shall give prior approval of all audit services and any non-audit services permissible pursuant to the Sarbanes-Oxley Act of 2002 performed by the independent auditors for the Company. The Committee may establish pre-approval policies and procedures, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service and such policies and procedures do not include delegation of any of the Committee's responsibilities to the management of the Company.

     The Committee will ensure that the independent public accountants provide a formal written statement to the Committee setting forth all relationships between the independent public accountants and the Company, consistent with applicable rules and requirements. The Committee will discuss with the independent public accountants any disclosed relationships or services which may impact the objectivity and independence of the independent public accountants. The Committee will take, or recommend that the full Board take, appropriate action to ensure the independence of the independent public accountants.

     The Committee will review with management and the independent public accountants the annual audit scope and approach, significant accounting policies (including accounts receivable and revenue recognition), controls over transactions, record keeping, audit conclusions regarding significant accounting estimates/reserves and proposed fee arrangements for ongoing and special projects.

     The Committee will review with management and the independent public accountants their assessments of the adequacy of internal controls, and the resolution of identified material weaknesses and reportable conditions in internal controls, including the prevention or detection of management override or compromise of the internal control system.

     The Committee will confirm through discussions with the independent public accountants that no restrictions were placed by management on the scope of the examination or its implementation. The Committee will review with management and the independent public accountants the Company's compliance with laws and regulations having to do with accounting and financial matters.

     The Committee and the Board should consider whether the independent public accountants should meet with the full Board to discuss any matters relative to the financial statements and/or any potentially relevant matters, and to answer any questions that other directors may have.

                              FINANCIAL STATEMENTS

     The Committee will review with management and the independent public accountants, the Company's interim and year-end financial statements, including management's discussion and analysis, and audit findings. Such review will include a discussion of significant adjustments recorded or adjustments passed and will conform with applicable rules and requirements. Following such review, the Committee will recommend to the Board whether the audited financial statements should be included in the Company's annual report.

     The Committee will request from management and the independent public accountants, a briefing on any significant accounting and reporting issues, including any changes in accounting standards or rules promulgated by the FASB, SEC or other regulatory bodies, that have an effect on the financial statements.

     The Committee will inquire of management and the independent public accountants if there were any significant financial accounting or reporting issues discussed during the accounting period and, if so, how they were resolved or if not resolved, inquire as to the disagreements. The Committee will inquire about the existence and substance of any significant accounting accruals, reserves, or estimates made by management that had a material impact on the financial statements.

     The members of the Committee will discuss among themselves, without management or the independent public accountants present, the quality of the accounting principles applied in the preparation of the Company's financial statements and significant judgments affecting the financial statements; and the independent public accountants' view of the quality of those principles and such judgments.

            PRIVATE DISCUSSIONS WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Committee will meet privately with the independent public accountants, as may be necessary or advisable, to request their opinion on various matters including the Company's accounting principles as applied in its financial reporting, and the performance of its financial and accounting personnel.

     The Committee will also discuss privately with the independent public accountants any issues required from time to time by rules of the SEC, FASB and NASD.


                       AREAS REQUIRING SPECIAL ATTENTION

     The Committee will instruct the independent public accountants and the Company's management that the Committee expects to be advised if there are any areas that require special attention.


                               POST-AUDIT REVIEW

     The Committee will review with management and the independent public accountants the annual Management Letter comments and management's responses to each.

     The Committee will ask the independent public accountants what their greatest concerns were (including any serious difficulties encountered) and if they believe anything else should be discussed with the Committee that has not been raised or covered elsewhere.


                                   LITIGATION

     The Committee will discuss/review with management, company counsel and the independent public accountants the substance of any significant issues raised by counsel concerning litigation, contingencies, claims or assessments. The Committee should understand how such matters are reflected in the Company's financial statements.


                                 INTERNAL AUDIT

     The Committee will review the internal audit function of the Company.

                             CONFLICTS OF INTEREST

     As required from time to time by the rules of the SEC, FASB and the NASD, the Committee or a comparable body of the Company's Board of Directors shall conduct an appropriate review of all related party transactions on an on-going basis and all such transactions must be approved by the Committee or other comparable body of the Board.


                   OUTSIDE ADVISORS; ADMINISTRATIVE EXPENSES

     The Committee may select, engage and determine funding for independent counsel and any other advisors as it deems necessary and appropriate as required by the Sarbanes-Oxley Act of 2002. In addition, the Committee is authorized to approve such ordinary administrative expenses as it deems necessary or advisable to carry out its duties.

                              COMPLAINT PROCEDURES

     As required by the listing standards applicable to the Company's securities and other applicable rules, the Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. Such procedures shall provide for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.


                      QUALIFIED LEGAL COMPLIANCE COMMITTEE

     The Committee shall serve as the Qualified Legal Compliance Committee for the purpose of compliance with applicable regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the Company (the "Company attorneys"). A Company attorney who becomes aware of evidence of a material violation by the Company, or by any officer, director, employee, or agent of the Company, may report evidence of such material violation to the Committee as an alternative to the reporting requirements of which requires reporting to the chief legal officer and potentially "up the ladder" to other entities.

     Upon receipt of such a report, the Committee shall have the duty and responsibility:

     o to inform the Company's chief legal officer and chief executive officer (or equivalents thereof) of such report, unless the reporting attorney reasonably believes that it would be futile to report evidence of a material violation to the issuer's chief legal officer and chief executive officer;

     o to determine whether an investigation is necessary regarding such report and, if it determines an investigation is necessary or appropriate, to notify the Board; initiate an investigation, which may be conducted either by the chief legal officer or by outside attorneys;

     o to retain such additional expert personnel as the Committee deems necessary; and

     o at the conclusion of any such investigation, to recommend, by majority vote, that the Company implement an appropriate response to evidence of a material violation, and inform the chief legal officer and the chief executive officer and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

     The Committee shall have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event that the Company fails in any material respect to implement an appropriate response that the Committee has recommended.

     The definitions of certain terms and phrases in this section shall have the meaning ascribed to such terms and phrases in Section 205.2, Part 205, Chapter II, Title 17 of the Code of Federal Regulations, as such Section may be amended from time to time.


                                COMMITTEE REPORT

     As required by applicable rules, the Committee will prepare a report describing the activities in which it has engaged during the prior year pursuant to its charter. The report will address all issues then required by the rules of the SEC and the NASD.

PROXY                                                                      PROXY
-----                                                                      -----

                            HINES HORTICULTURE, INC.
                (Solicited on behalf of the Board of Directors)

         The undersigned holder of common stock of Hines Horticulture, Inc. hereby constitutes and appoints Robert A. Ferguson and Claudia M. Pieropan, and each of them, with full power of substitution, proxies for and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of the said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Hines Horticulture, Inc., to be held at the corporate headquarters, 12621 Jeffrey Road, Irvine, CA 92620, Thursday, May 27, 2004, at 9:00 a.m., local time, and at any adjournments or postponements thereof.

         The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

         Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter which may properly come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors, FOR proposal 2 and in the discretion of the designated individuals on any and all business that may properly come before the meeting and any adjustments thereof.

           PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

                        ANNUAL MEETING OF STOCKHOLDERS OF

                            HINES HORTICULTURE, INC.

                                  MAY 27, 2004

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.



--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND
                               "FOR" PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                  VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------


1. Election of seven (7) directors

                          NOMINEES
[ ] FOR ALL NOMINEES      ( ) Douglas D. Allen
                          ( ) Stan R. Fallis
[ ] WITHHOLD AUTHORITY    ( ) Robert A. Ferguson
    FOR ALL NOMINEES      ( ) G. Ronald Morris
                          ( ) Thomas R. Reusche
[ ] FOR ALL EXCEPT        ( ) James R. Tennant
    (See instructions     ( ) Paul R. Wood
     below)


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here (X)

--------------------------------------------------------------------------------

2. To ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants for the 2004 fiscal year.

          FOR                 AGAINST             ABSTAIN
          [ ]                   [ ]                 [ ]

3. Upon any and all other business that may properly come before the Annual Meeting.


THIS PROXY, WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WILL BE VOTED FOR THE MATTERS DESCRIBED IN ITEM 1 AND 2 UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE, (IN WHICH CASE IT WILL BE VOTED AS SPECIFIED).




--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via
this method.                                                                 [ ]
--------------------------------------------------------------------------------

Signature of Stockholder __________________________  Date: _____________________

Signature of Stockholder __________________________  Date: _____________________


Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.